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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                        (Date of earliest event reported)
                                 January 6, 2005
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                           LANBO FINANCIAL GROUP, INC.
               (Exact name of registrant as specified in charter)

                                     NEVADA
         (State or other Jurisdiction of Incorporation or Organization)

       000-50895                                                 02-0497440
(Commission File Number)                                       (IRS Employer
                                                             Identification No.)

                      C/O WEST WINDSOR PROFESSIONAL CENTER
                                51 EVERETT DRIVE
                                 SUITE A-20, #B
                             WEST WINDSOR, NJ 08550
              (Address of Principal Executive Offices and zip code)
                                  609-799-1889
                             (Registrant's telephone
                          number, including area code)

                       MICRO INTERCONNECT TECHNOLOGY, INC.
                        936A BEACHLAND BOULEVARD SUITE 13
                              VERO BEACH, FL 32963
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


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ITEM 5.03 AMENDMENT OF ARTICLES OF INCORPORATION OR BY-LAWS.

      On January 6, 2005, the Board of Directors of Lanbo Financial Group, Inc. (the "Company") voted to amend and restate the by-laws of the Company to update its corporate name and address on the by-laws, authorize corporate seals of the Company, provide that attendance by a director at a meeting of the Board of Directors of the Company constitutes a waiver of required notice for such meeting, and fix the present Board of Directors at four members. A copy of the amended and restated by-laws of the Company is attached herewith as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   Exhibits.

      Exhibit Number    Description
      --------------    -----------

      99.1 The Company's amended and restated by-laws, effective as of January 6, 2005.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              LANBO FINANCIAL GROUP, INC.


Date: January 6, 2005                         By: /s/ Pingji Lu
                                                  ------------------------------
                                                   Name: Pingji Lu
                                                   Title: Chairman and Chief
                                                          Executive Officer


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                                  EXHIBIT INDEX

      Exhibit Number    Description
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      99.1              The Company's amended and restated by-laws, effective as
                        of January 6, 2005.


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